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                                                            Exhibit 23.1

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated July 3, 1997 included in Axiom Inc.'s Prospectus dated July 8, 1997 (File No. 333-25439) and to all references to our Firm included in this Form S-8 Registration Statement.

                                            /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
August 5, 1997